Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration Nos.: 33-65632, 2-34215, and 333-105659

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

SCHRODER CAPITAL FUNDS (DELAWARE)
(the “Trusts”)

Supplement dated October 31, 2013 to
the Prospectus and SAI dated March 1, 2013

The following supplements the Trusts’ Investor Shares and Advisor Shares Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) to reflect that Virginie Maisonneuve is no longer the Portfolio Manager of the International Alpha Fund (the “Fund”) and that Simon Webber will continue as Portfolio Manager of the Fund.

Effective immediately, the Prospectus and SAI are hereby revised to remove all references and information relating to Virginie Maisonneuve.

The information for Mr. Webber in the table under the section “MANAGEMENT OF THE FUNDS — Portfolio Management” in the Prospectus is deleted and replaced with the following:

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder International Alpha Fund	Simon Webber, CFA	Portfolio Manager	2010

Mr. Webber became Lead Portfolio Manager for
Global and International Equities at the Schroders
organization in October 2013; prior to then, he
served as a Portfolio Manager at the Schroders
organization. He has been associated with SIMNA
Ltd. since 1999.

PRO-SUP-10-2013